                                                                    EXHIBIT 20.1

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 20, 2005
                                    Class A-1

Original Principal Balance                                                      240,000,000.00

                                                                                                 PER $1000
                                                                                                 ORIG PRIN
                                                                                      TOTALS      BALANCE
                                                                                      ------      -------
AGGREGATE BALANCES:

  Principal Amount of Notes as of Prior Distribution Date                                 0.00     0.000000

  Principal Amount of Notes as of Current Distribution Date                               0.00     0.000000

                              Pool Factor                                             0.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

  Note Monthly Principal Distributable Amount                            0.00                      0.000000
  Plus: Prior Principal Carryover                                        0.00                      0.000000
                                                                         ----
  Total Principal Distributable Amount                                   0.00                      0.000000

  Principal Distribution Amount                                          0.00                      0.000000
                                                                         ----

  Current Principal Carryover                                                             0.00     0.000000

INTEREST DISTRIBUTABLE AMOUNT:

  Note Monthly Interest Distributable Amount                             0.00                      0.000000
  Plus: Prior Interest Carryover                                         0.00                      0.000000
                                                                         ----
  Total Interest Distributable Amount                                    0.00                      0.000000

  Interest Distribution Amount                                           0.00                      0.000000
                                                                         ----

  Current Interest Carryover                                                              0.00     0.000000

                                                                                                  PER $1000
                                                                                                  AGGREGATE
                                                                                                ORIG PRIN BAL
                                                                                                -------------
AGGREGATE SECURITY RELATED INFORMATION:

  Aggregate Principal Balance                                1,161,602,140.67

  Overcollateralization Amount                                  73,436,100.50

  Servicing Fee                                                  1,258,155.00                      0.838770

  Spread Account                                                11,616,021.41
  Net Change in Spread Account                                    (462,271.27)

  Net Collections                                               55,900,340.40

  Aggregate Principal Balance of Delinquent Contracts            5,160,539.44

  Aggregate Excess Spread Amount                                            -
  Total Initial Spread Deposit Repayment                                    -
                                                             ----------------
  Certificate Distributable Amount                                          -
                                                             ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 20, 2005
                                    Class A-2

Original Principal Balance                                                      515,000,000.00

                                                                                                 PER $1000
                                                                                                 ORIG PRIN
                                                                                    TOTALS        BALANCE
                                                                                    ------       ---------
AGGREGATE BALANCES:

  Principal Amount of Notes as of Prior Distribution Date                       423,746,226.73   822.808207

  Principal Amount of Notes as of Current Distribution Date                     386,334,612.44   750.164296

                               Pool Factor                                            0.750164

PRINCIPAL DISTRIBUTABLE AMOUNT:

  Note Monthly Principal Distributable Amount                   37,411,614.29                     72.643911
  Plus: Prior Principal Carryover                                        0.00                      0.000000
                                                                -------------
  Total Principal Distributable Amount                          37,411,614.29                     72.643911

  Principal Distribution Amount                                 37,411,614.29                     72.643911
                                                                -------------

  Current Principal Carryover                                                             0.00     0.000000

INTEREST DISTRIBUTABLE AMOUNT:

  Note Monthly Interest Distributable Amount                       716,837.37                      1.391917
  Plus: Prior Interest Carryover                                         0.00                      0.000000
                                                                -------------
  Total Interest Distributable Amount                              716,837.37                      1.391917

  Interest Distribution Amount                                     716,837.37                      1.391917
                                                                -------------

  Current Interest Carryover                                                              0.00     0.000000

                                                                                                  PER $1000
                                                                                                  AGGREGATE
                                                                                                ORIG PRIN BAL
                                                                                                -------------
AGGREGATE SECURITY RELATED INFORMATION:

  Aggregate Principal Balance                                1,161,602,140.67

  Overcollateralization Amount                                  73,436,100.50

  Servicing Fee                                                  1,258,155.00                      0.838770

  Spread Account                                                11,616,021.41
  Net Change in Spread Account                                    (462,271.27)

  Net Collections                                               55,900,340.40

  Aggregate Principal Balance of Delinquent Contracts            5,160,539.44

  Aggregate Excess Spread Amount                                            -
  Total Initial Spread Deposit Repayment                                    -
                                                             ----------------
  Certificate Distributable Amount                                          -
                                                             ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 20, 2005
                                    Class A-3

Original Principal Balance                                                      210,000,000.00

                                                                                                  PER $1000
                                                                                                  ORIG PRIN
                                                                                    TOTALS         BALANCE
                                                                                    ------         -------
AGGREGATE BALANCES:

  Principal Amount of Notes as of Prior Distribution Date                       210,000,000.00   1000.000000

  Principal Amount of Notes as of Current Distribution Date                     210,000,000.00   1000.000000

            Pool Factor                                                               1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

  Note Monthly Principal Distributable Amount                            0.00                       0.000000
  Plus: Prior Principal Carryover                                        0.00                       0.000000
                                                                   ----------
  Total Principal Distributable Amount                                   0.00                       0.000000

  Principal Distribution Amount                                          0.00                       0.000000
                                                                   ----------

  Current Principal Carryover                                                             0.00      0.000000

INTEREST DISTRIBUTABLE AMOUNT:

  Note Monthly Interest Distributable Amount                       498,750.00                       2.375000
  Plus: Prior Interest Carryover                                         0.00                       0.000000
                                                                   ----------
  Total Interest Distributable Amount                              498,750.00                       2.375000

  Interest Distribution Amount                                     498,750.00                       2.375000
                                                                   ----------

  Current Interest Carryover                                                              0.00      0.000000

                                                                                                  PER $1000
                                                                                                  AGGREGATE
                                                                                                ORIG PRIN BAL
                                                                                                -------------
AGGREGATE SECURITY RELATED INFORMATION:

  Aggregate Principal Balance                                1,161,602,140.67

  Overcollateralization Amount                                  73,436,100.50

  Servicing Fee                                                  1,258,155.00                       0.838770

  Spread Account                                                11,616,021.41
  Net Change in Spread Account                                    (462,271.27)

  Net Collections                                               55,900,340.40

  Aggregate Principal Balance of Delinquent Contracts            5,160,539.44

  Aggregate Excess Spread Amount                                            -
  Total Initial Spread Deposit Repayment                                    -
                                                             ----------------
  Certificate Distributable Amount
                                                                            -
                                                             ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 20, 2005
                                    Class A-4

Original Principal Balance                                                      343,750,000.00

                                                                                                 PER $1000
                                                                                                 ORIG PRIN
                                                                                    TOTALS        BALANCE
                                                                                    ------        -------
AGGREGATE BALANCES:

  Principal Amount of Notes as of Prior Distribution Date                       343,750,000.00   1000.000000

  Principal Amount of Notes as of Current Distribution Date                     343,750,000.00   1000.000000

                               Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

  Note Monthly Principal Distributable Amount                            0.00                       0.000000
  Plus: Prior Principal Carryover                                        0.00                       0.000000
                                                                 ------------
  Total Principal Distributable Amount                                   0.00                       0.000000

  Principal Distribution Amount                                          0.00                       0.000000
                                                                 ------------

  Current Principal Carryover                                                             0.00      0.000000

INTEREST DISTRIBUTABLE AMOUNT:

  Note Monthly Interest Distributable Amount                     1,014,062.50                       2.950000
  Plus: Prior Interest Carryover                                         0.00                       0.000000
                                                                 ------------
  Total Interest Distributable Amount                            1,014,062.50                       2.950000

  Interest Distribution Amount                                   1,014,062.50                       2.950000
                                                                 ------------

  Current Interest Carryover                                                              0.00      0.000000

                                                                                                  PER $1000
                                                                                                  AGGREGATE
                                                                                                ORIG PRIN BAL
                                                                                                -------------
AGGREGATE SECURITY RELATED INFORMATION:

  Aggregate Principal Balance                                1,161,602,140.67

  Overcollateralization Amount                                  73,436,100.50

  Servicing Fee                                                  1,258,155.00                       0.838770

  Spread Account                                                11,616,021.41
  Net Change in Spread Account                                    (462,271.27)

  Net Collections                                               55,900,340.40

  Aggregate Principal Balance of Delinquent Contracts            5,160,539.44

  Aggregate Excess Spread Amount                                            -
  Total Initial Spread Deposit Repayment                                    -
                                                             ----------------
  Certificate Distributable Amount                                          -
                                                             ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 20, 2005
                                    Class B-1

Original Principal Balance                                                       56,250,000.00

                                                                                                  PER $1000
                                                                                                  ORIG PRIN
                                                                                    TOTALS         BALANCE
                                                                                    ------         -------
AGGREGATE BALANCES:

  Principal Amount of Notes as of Prior Distribution Date                        50,610,389.39    899.740256

  Principal Amount of Notes as of Current Distribution Date                      48,671,129.70    865.264528

                               Pool Factor                                            0.865265

PRINCIPAL DISTRIBUTABLE AMOUNT:

  Note Monthly Principal Distributable Amount                    1,939,259.69                      34.475728
  Plus: Prior Principal Carryover                                        0.00                       0.000000
                                                                 ------------
  Total Principal Distributable Amount                           1,939,259.69                      34.475728

  Principal Distribution Amount                                  1,939,259.69                      34.475728
                                                                 ------------

  Current Principal Carryover                                                             0.00      0.000000

INTEREST DISTRIBUTABLE AMOUNT:

  Note Monthly Interest Distributable Amount                       129,478.25                       2.301836
  Plus: Prior Interest Carryover                                         0.00                       0.000000
                                                                 ------------
  Total Interest Distributable Amount                              129,478.25                       2.301836

  Interest Distribution Amount                                     129,478.25                       2.301836
                                                                 ------------

  Current Interest Carryover                                                              0.00      0.000000

                                                                                                 PER $1000
                                                                                                 AGGREGATE
                                                                                                ORIG PRIN BAL
                                                                                                -------------
AGGREGATE SECURITY RELATED INFORMATION:

  Aggregate Principal Balance                                1,161,602,140.67

  Overcollateralization Amount                                  73,436,100.50

  Servicing Fee                                                  1,258,155.00                       0.838770

  Spread Account                                                11,616,021.41
  Net Change in Spread Account                                    (462,271.27)

  Net Collections                                               55,900,340.40

  Aggregate Principal Balance of Delinquent Contracts            5,160,539.44

  Aggregate Excess Spread Amount                                            -
  Total Initial Spread Deposit Repayment                                    -
                                                             ----------------
  Certificate Distributable Amount                                          -
                                                             ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 20, 2005
                                    Class C-1

Original Principal Balance                                                       63,750,000.00

                                                                                                  PER $1000
                                                                                                  ORIG PRIN
                                                                                    TOTALS         BALANCE
                                                                                    ------         -------
AGGREGATE BALANCES:

  Principal Amount of Notes as of Prior Distribution Date                        63,750,000.00   1000.000000

  Principal Amount of Notes as of Current Distribution Date                      55,176,101.68    865.507477

                               Pool Factor                                            0.865507

PRINCIPAL DISTRIBUTABLE AMOUNT:

  Note Monthly Principal Distributable Amount                    8,573,898.32                     134.492523
  Plus: Prior Principal Carryover                                        0.00                       0.000000
                                                                 ------------
  Total Principal Distributable Amount                           8,573,898.32                     134.492523

  Principal Distribution Amount                                  8,573,898.32                     134.492523
                                                                 ------------

  Current Principal Carryover                                                             0.00      0.000000

INTEREST DISTRIBUTABLE AMOUNT:

  Note Monthly Interest Distributable Amount                       170,000.00                       2.666667
  Plus: Prior Interest Carryover                                         0.00                       0.000000
                                                                 ------------
  Total Interest Distributable Amount                              170,000.00                       2.666667

  Interest Distribution Amount                                     170,000.00                       2.666667
                                                                 ------------

  Current Interest Carryover                                                              0.00      0.000000

                                                                                                  PER $1000
                                                                                                  AGGREGATE
                                                                                                ORIG PRIN BAL
                                                                                                -------------
AGGREGATE SECURITY RELATED INFORMATION:

  Aggregate Principal Balance                                1,161,602,140.67

  Overcollateralization Amount                                  73,436,100.50

  Servicing Fee                                                  1,258,155.00                       0.838770

  Spread Account                                                11,616,021.41
  Net Change in Spread Account                                    (462,271.27)

  Net Collections                                               55,900,340.40

  Aggregate Principal Balance of Delinquent Contracts            5,160,539.44

  Aggregate Excess Spread Amount                                            -
  Total Initial Spread Deposit Repayment                                    -
                                                             ----------------
  Certificate Distributable Amount                                          -
                                                             ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 20, 2005
                                    Class D-1

Original Principal Balance                                                       48,750,000.00

                                                                                                  PER $1000
                                                                                                  ORIG PRIN
                                                                                    TOTALS         BALANCE
                                                                                    ------         -------
AGGREGATE BALANCES:

  Principal Amount of Notes as of Prior Distribution Date                        48,750,000.00   1000.000000

  Principal Amount of Notes as of Current Distribution Date                      44,234,196.35    907.368130

                               Pool Factor                                            0.907368

PRINCIPAL DISTRIBUTABLE AMOUNT:

  Note Monthly Principal Distributable Amount                    4,515,803.65                      92.631870
  Plus: Prior Principal Carryover                                        0.00                       0.000000
                                                                 ------------
  Total Principal Distributable Amount                           4,515,803.65                      92.631870

  Principal Distribution Amount                                  4,515,803.65                      92.631870
                                                                 ------------

  Current Principal Carryover                                                             0.00      0.000000

INTEREST DISTRIBUTABLE AMOUNT:

  Note Monthly Interest Distributable Amount                       153,156.25                       3.141667
  Plus: Prior Interest Carryover                                         0.00                       0.000000
                                                                 ------------
  Total Interest Distributable Amount                              153,156.25                       3.141667

  Interest Distribution Amount                                     153,156.25                       3.141667
                                                                 ------------

  Current Interest Carryover                                                              0.00      0.000000

                                                                                                  PER $1000
                                                                                                  AGGREGATE
                                                                                                ORIG PRIN BAL
                                                                                                -------------
AGGREGATE SECURITY RELATED INFORMATION:

  Aggregate Principal Balance                                1,161,602,140.67

  Overcollateralization Amount                                  73,436,100.50

  Servicing Fee                                                  1,258,155.00                       0.838770

  Spread Account                                                11,616,021.41
  Net Change in Spread Account                                    (462,271.27)

  Net Collections                                               55,900,340.40

  Aggregate Principal Balance of Delinquent Contracts            5,160,539.44

  Aggregate Excess Spread Amount                                            -
  Total Initial Spread Deposit Repayment                                    -
                                                             ----------------
  Certificate Distributable Amount                                          -
                                                             ================